UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 2, 2014, the registrant issued a press release announcing that it would pay a quarterly dividend of $0.05 per share to be paid on or about September 17, 2014 for shareholders of record as of September 15, 2014.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: September 2, 2014	By:	/s/ Colette Pieper
Colette Pieper
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 2, 2014